December 8, 2000

               Delaware U.S. Government Securities Fund

          Supplement to Prospectus dated February 18, 2000


The following supplements the section of the Prospectus entitled
"Who manages the Fund" - "Investment manager and sub-adviser":

Effective as of December 8, 2000, Voyageur Asset Management LLC will no longer serve as sub-adviser to Delaware U.S. Government Securities Fund. Beginning December 8, 2000, Delaware Management Company, the Fund's current investment manager, will assume responsibility for day-to-day management of the Fund's assets.

Effective as of December 8, 2000, Paul Grillo and Stephen R.
Cianci will assume primary responsibility for making day-to-day investment decisions for Delaware U.S. Government Securities
Fund.

Paul Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci, Vice President/Portfolio Manager, holds BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

The date of this Supplement is December 8, 2000.